EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
25-Jun-04                                                             30-Jun-04

Distribution Date:       BMW VEHICLE OWNER TRUST 2004-A                Period #
26-Jul-04                                                                     2

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
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Balances
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                                                                                               Initial               Period End
        Receivables                                                                     $1,500,120,934           $1,394,750,720
        Reserve Account                                                                     $9,683,915              $12,068,167
        Yield Supplement Overcollateralization                                             $10,287,158               $9,531,551
        Class A-1 Notes                                                                   $313,000,000             $208,385,393
        Class A-2 Notes                                                                   $417,000,000             $417,000,000
        Class A-3 Notes                                                                   $470,000,000             $470,000,000
        Class A-4 Notes                                                                   $256,312,000             $256,312,000
        Class B Notes                                                                      $33,521,000              $33,521,000

Current Collection Period
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        Beginning Receivables Outstanding                                               $1,448,831,090
        Calculation of Total Distribution Amount
                 Regular Principal Distributable Amount
                         Receipts of Scheduled Principal                                   $31,156,056
                         Receipts of Pre-Paid Principal                                    $22,911,755
                         Liquidation Proceeds                                                       $0
                         Principal Balance Allocable to Gross Charge-offs                      $12,558
                 Total Receipts of Principal                                               $54,080,369

                 Interest Distribution Amount
                         Receipts of Interest                                               $5,279,387
                         Servicer Advances                                                          $0
                         Reimbursement of Previous Servicer Advances                         ($164,911)
                         Accrued Interest on Purchased Receivables                                  $0
                         Recoveries                                                            $12,428
                         Net Investment Earnings                                                $4,868
                 Total Receipts of Interest                                                 $5,131,771

                 Release from Reserve Account                                                       $0

        Total Distribution Amount                                                          $59,199,582

        Ending Receivables Outstanding                                                  $1,394,750,720

Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance                               $270,241
        Current Period Servicer Advance                                                             $0
        Current Reimbursement of Previous Servicer Advance                                   ($164,911)
        Ending Period Unreimbursed Previous Servicer Advances                                 $105,330

Collection Account
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        Deposits to Collection Account                                                     $59,199,582
        Withdrawals from Collection Account
                 Servicing Fees                                                             $1,207,359
                 Class A Noteholder Interest Distribution                                   $2,674,494
                 First Priority Principal Distribution                                              $0
                 Class B Noteholder Interest Distribution                                      $98,328
                 Regular Principal Distribution                                            $53,705,903
                 Reserve Account Deposit                                                    $1,513,498
                 Unpaid Trustee Fees                                                                $0
                 Excess Funds Released to Depositor                                                 $0
        Total Distributions from Collection Account                                        $59,199,582


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Excess Funds Released to the Depositor
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                 Release from Reserve Account                                        $0
                 Release from Collection Account                                     $0
        Total Excess Funds Released to the Depositor                                 $0

Note Distribution Account
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        Amount Deposited from the Collection Account                        $56,478,725
        Amount Deposited from the Reserve Account                                    $0
        Amount Paid to Noteholders                                          $56,478,725

Distributions
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        Monthly Principal Distributable Amount                          Current Payment    Ending Balance    Per $1,000      Factor
        Class A-1 Notes                                                     $53,705,903      $208,385,393       $171.58      66.58%
        Class A-2 Notes                                                              $0      $417,000,000         $0.00     100.00%
        Class A-3 Notes                                                              $0      $470,000,000         $0.00     100.00%
        Class A-4 Notes                                                              $0      $256,312,000         $0.00     100.00%
        Class B Notes                                                                $0       $33,521,000         $0.00     100.00%

        Interest Distributable Amount                                   Current Payment        Per $1,000
        Class A-1 Notes                                                        $266,314             $0.85
        Class A-2 Notes                                                        $653,300             $1.57
        Class A-3 Notes                                                      $1,045,750             $2.23
        Class A-4 Notes                                                        $709,130             $2.77
        Class B Notes                                                           $98,328             $2.93



Carryover Shortfalls
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                                                                               Prior
                                                                          Period Carryover   Current Payment       Per $1,000
        Class A-1 Interest Carryover Shortfall                                       $0                $0               $0
        Class A-2 Interest Carryover Shortfall                                       $0                $0               $0
        Class A-3 Interest Carryover Shortfall                                       $0                $0               $0
        Class A-4 Interest Carryover Shortfall                                       $0                $0               $0
        Class B Interest Carryover Shortfall                                         $0                $0               $0


Receivables Data
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                                                                       Beginning Period     Ending Period
        Number of Contracts                                                      63,994            62,759
        Weighted Average Remaining Term                                           49.49             48.55
        Weighted Average Annual Percentage Rate                                   4.77%             4.75%

        Delinquencies Aging Profile End of Period                         Dollar Amount        Percentage
                 Current                                                 $1,289,525,612            92.46%
                 1-29 days                                                  $93,980,914             6.74%
                 30-59 days                                                  $9,615,452             0.69%
                 60-89 days                                                  $1,628,742             0.12%
                 90-119 days                                                         $0             0.00%
                 120-149 days                                                        $0             0.00%
                 Total                                                   $1,394,750,720           100.00%
                 Delinquent Receivables +30 days past due                   $11,244,194             0.81%


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        Write-offs
                 Gross Principal Write-Offs for Current Period                  $12,558
                 Recoveries for Current Period                                  $12,428
                 Net Write-Offs for Current Period                                 $130

                 Cumulative Realized Losses                                        $130


        Repossessions                                                     Dollar Amount             Units
                 Beginning Period Repossessed Receivables Balance              $102,295                 5
                 Ending Period Repossessed Receivables Balance                 $700,925                20
                 Principal Balance of 90+ Day Repossessed Vehicles                   $0                 0



Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                     $9,906,017
        Beginning Period Amount                                              $9,906,017
        Ending Period Required Amount                                        $9,531,551
        Current Period Release                                                 $374,466
        Ending Period Amount                                                 $9,531,551
        Next Distribution Date Required Amount                               $9,163,800

Reserve Account
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        Beginning Period Required Amount                                    $25,181,175
        Beginning Period Amount                                             $10,554,669
        Net Investment Earnings                                                  $4,868
        Current Period Deposit                                               $1,513,498
        Current Period Release to Collection Account                                 $0
        Current Period Release to Depositor                                          $0
        Ending Period Required Amount                                       $24,241,322
        Ending Period Amount                                                $12,068,167

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